SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 11, 2004

CONCENTRA OPERATING CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 400 - West Tower Addison, Texas	75001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release of the Registrant dated February 11, 2004

Item 9. Regulation FD Disclosure

On February 11, 2004 Concentra Operating Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report and required by Item 12 of Form 8-K is being furnished to the U.S. Securities and Exchange Commission under Item 9 of Form 8-K, as contemplated in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION
(Registrant)

	By:	/s/ Richard A. Parr II
	Name:	Richard A. Parr II
	Title:	Executive Vice President, General Counsel & Secretary
Date: February 12, 2004

INDEX TO EXHIBITS

EXHIBIT NUMBER
99.1	Press Release of the Registrant dated February 11, 2004